UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2008
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-22430 (Commission File Number)	94-2942251 (IRS Employer Identification Number)

46897 Bayside Parkway, Fremont, California (Address of Principal Executive Offices)		94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 661-5000
Not applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Departure of Chief Financial Officer
     On August 1, 2008, Michael A. Sicuro, Asyst’s Chief Financial Officer, notified our Board of Directors that he will be leaving the company to pursue other employment in the healthcare industry. Mr. Sicuro will continue to serve as CFO through the filing of the Asyst’s financial reports for the quarter ended June 30, 2008. Asyst will conduct a search for a permanent CFO.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: August 7, 2008	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel and Secretary

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